Exhibit 10.1

                        DEVINE ENTERTAINMENT CORPORATION

                             2004 STOCK OPTION PLAN

                                   ARTICLE ONE
                           PURPOSE AND INTERPRETATION

Section 1.01 Purpose. The purpose of this Plan is to advance the interests of the Corporation by encouraging equity participation in the Corporation by its directors, senior officers, employees and Consultants through the acquisition of Common Shares of the Corporation and to enable the Corporation to attract and maintain highly qualified directors, senior officers, employees and Consultants.

Section 1.02 Definitions. In this Plan, the following capitalized words and terms shall have the following meanings:

(a) "Act" the Business Corporations Act (Ontario), and any Act that may be substituted therefor, as from time to time amended;

(b) "Affiliated Entity" means a person or company that controls or is controlled by the Corporation or that is controlled by the same person or company as the Corporation.

(c) "Associate" shall have the meaning ascribed thereto in Rule 45-105 made pursuant to the Securities Act.

(d) "Board of Directors" means the board of directors of the Corporation as constituted from time to time.

(e) "Consultant" means a person or company, other than an employee, senior officer or director of the Corporation, that: (i) is engaged to provide services to the Corporation or to an Affiliated Entity of the Corporation, other than services in relation to a distribution, (ii) provides the services under a written contract with the Corporation or the Affiliated Entity; and (iii) spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an affiliated entity of the Corporation, and includes, for an individual Consultant, a company of which the individual Consultant is an employee or shareholder, and a partnership of which the individual Consultant is an employee or partner.

(f) "Compensation Committee" means the Compensation Committee of the Board of Directors as constituted from time to time.

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(g)   "Corporation"  means  Devine  Entertainment   Corporation,  a  corporation
      incorporated under the Act, and its successors from time to time.

(h) "Exchange" means any stock exchange or quotation system upon which any shares of the Corporation are then listed and posted or quoted for trading.

(i) "Holding Entity" means any person or entity that is controlled by an individual.

(j)   "Issuer  Bid" shall have the meaning  ascribed  thereto in the  Securities
      Act.

(k) "Option Period" means the period of time an option may be exercised as specified in Subsection 2.07(a) of this Plan.

(l)   "Participant" means a participant under this Plan.

(m)   "Permitted Assign" means, for a Participant:

      (i) a trustee, custodian or administrator acting on behalf of, or for the benefit of, the Participant;

      (ii)  a Holding Entity of the Participant;

      (iii) an RRSP or RRIF of the Participant;

      (iv)  a spouse of the Participant;

      (v) a trustee, custodian or administrator acting on behalf, or for the benefit of, the spouse of the Participant;

      (vi)  a Holding Entity of the spouse of the Participant; or

      (vii) an RRSP or RRIF of the spouse of the Participant.

(n) "Plan" means the amended and restated stock option plan provided for herein.

(o)   "Related Person" means:

      (i) a director or senior officer of the Corporation or an Affiliated Entity of the Corporation;

      (ii) an Associate of a director or officer of the Corporation or an Affiliated Entity of the Corporation; or

      (iii) a Permitted Assign of a director or officer of the Corporation or an Affiliated Entity of the Corporation.


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(p)   "RRSP" means a registered retirement savings plan as defined in the Income
      Tax Act (Canada).

(q) "RRIF" means a registered retirement income fund as defined in the Income Tax Act (Canada).

(r) "Securities Act" means the Securities Act (Ontario) or its successor, as amended from time to time.

(s) "Share Compensation Arrangement" means a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the Corporation to one or more service providers, including a share purchase from treasury which is financially assisted by the Corporation by way of a loan, guarantee or otherwise.

(t)   "Take-over Bid" shall have the meaning  ascribed thereto in the Securities
      Act.

(u) "Voting Shares" means the common shares of the Corporation as constituted on the date hereof or, in the event that the common shares of the Corporation as constituted on the date hereof are exchanged for Class A voting shares and Class B voting shares, then the Class A voting shares of the Corporation.

                                   ARTICLE TWO
                                STOCK OPTION PLAN

Section 2.01 The Plan. The Plan is hereby established for certain directors, senior officers, employees and Consultants of the Corporation.

Section 2.02 Participants. Participants in the Plan shall be directors, senior officers, employees or Consultants of the Corporation who, by the nature of their positions or jobs are, in the opinion of the Board of Directors, upon the recommendation of the Compensation Committee, in a position to contribute to the success of the Corporation. At the request of any Participant, options granted to such Participant may be issued to and registered in the name of any Permitted Assign of such Participant and, in such event, the provisions of this Plan shall apply to such options mutatis mutandis as though they were issued to and registered in the name of the Participant.

Section 2.03 Amount of Options. The determination regarding the aggregate number of Voting Shares subject to options in favour of any Participant will take into consideration the Participant's present and potential contribution to the success of the Corporation and shall be determined from time to time by the Board of Directors upon the recommendation of the Compensation Committee. The aggregate number of Voting Shares reserved for issuance upon the exercise of options pursuant to this Plan and any other Share Compensation Arrangements, subject to adjustment or increase of such number pursuant to Section 2.10 hereof, shall be four


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million, five hundred thousand (4,500,000) Voting Shares or such other number as the shareholders of the Corporation shall approve in accordance with the requirements of any Exchange.

Section 2.04 Limits with respect to Insiders.

(a) The number of shares reserved for issuance under options granted to Related Persons under the 2004 Plan or any other Share Compensation Arrangement may not exceed 10% of the aggregate number of issued and outstanding shares of the Corporation on a fully-diluted basis.

(b) The issuance to Related Persons, within a 12 month period, of shares under the 2004 Plan or any other Share Compensation Arrangement may not exceed 10% of the aggregate number of issued and outstanding shares of the Corporation on a fully-diluted basis.

(c) The number of shares reserved for issuance under options to acquire shares granted to any Related Person under the 2004 Plan or any other Share Compensation Arrangement may not exceed 5% of the aggregate number of issued and outstanding shares of the Corporation on a fully-diluted basis.

(d) The issuance to any one Related Person and the Related Person's Associates, within a 12 month period, of shares under the 2004 Plan or any other Share Compensation Arrangement may not exceed 5% of the aggregate number of issued and outstanding shares of the Corporation on a fully-diluted basis.

Section 2.05 Price. The exercise price per Voting Share shall be determined by the Board of Directors at the time the option is granted, but such price shall not be less than the closing price of the Voting Shares on any Exchange on the last trading day preceding the date on which the grant of the option is approved by the Board of Directors.

Section 2.06 Lapsed Options. In the event that options granted under this Plan are surrendered in accordance with the provisions of this Plan, terminate or expire without being exercised in whole or in part, the Voting Shares reserved for issuance but not purchased under such lapsed options shall be cancelled.

Section 2.07 Consideration, Option Period and Payment.

(a) The period during which options may be exercised shall be determined by the Board of Directors upon the recommendation of the Compensation Committee, in its discretion, to a maximum of five (5) years from the date the option is granted (the "Option Period"), except as the same may be reduced with respect to any option as provided in Sections 2.08 and 2.09 hereof respecting termination of employment or death of the Participant.

(b) Subject to any other provision of this Plan, an option may be exercised from time to time during the Option Period by delivery to the Corporation at its registered office of a


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      written notice of exercise  addressed to the Secretary of the  Corporation specifying the number of Voting Shares with respect to which the option is being exercised and accompanied by payment in full of the exercise price therefor. Certificates for such Voting Shares shall be issued and delivered to the Participant as soon as practicable following receipt of such notice and payment.

(c) Except as set forth in Sections 2.08 and 2.09 hereof, no option may be exercised unless the Participant is, at the time of such exercise, a director, senior officer, employee or Consultant of the Corporation or any of its Affiliated Entities and shall have been continuously a director, senior officer, employee or Consultant since the grant of his or her option. Absence on leave with the approval of the Corporation or an Affiliated Entity shall not be considered an interruption of employment for purposes of this Plan.

(d) The exercise of any option will be contingent upon receipt by the Corporation of cash payment of the full exercise price of the Voting Shares which are the subject of the exercised option. No Participant or his or her legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Voting Shares with respect to which he or she was granted an option under this Plan, unless and until certificates for such Voting Shares are issued to him or her under the terms of this Plan.

(e) Notwithstanding any other provision of this Plan or in any option granted to a Participant, the Corporation's obligation to issue Voting Shares to a Participant pursuant to the exercise of an option shall be subject to:

      (i) completion of such registration or other qualification of such Voting Shares or obtaining approval of any Exchange and of such other regulatory authorities as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

      (ii) the admission of such Voting Shares for listing and posting for trading or quotation, as the case may be, on any Exchange; and

      (iii) the receipt from the Participant of such representations, warranties, agreements and undertakings, including as to future dealings in such Voting Shares, as the Corporation or its counsel determines to be necessary or advisable in order to ensure compliance with all applicable securities laws.

(f) A Participant may, rather than exercise options which he or she is entitled to exercise under Subsection 2.07(b), elect in lieu of receiving the Voting Shares to which such Participant would have been entitled on exercise of such options ("Designated Shares"), receive instead the number of Voting Shares, disregarding fractions which, when multiplied by the fair value per share (which shall be the weighted average trading price of the Voting Shares on the principal Exchange on which the Voting Shares are then listed or quoted for trading during the five (5) days preceding the date of determination) of the Designated Shares, is equal to the product of the number of Designated Shares


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      times the  difference  between the fair value and the  exercise  price per share of the Designated Shares. In the event that the Voting Shares are not then listed or quoted for trading on any Exchange, the fair value per share shall be determined by the Compensation Committee having regard to such factors as it deems appropriate including, without limitation, the trading price of any other class of shares of the Corporation which may then be listed or quoted for trading on an Exchange.

(g) If there is a Take-over Bid or Issuer Bid (other than a "Normal Course" Issuer Bid) made for all or any of the issued and outstanding Voting Shares, then the Board of Directors may, by resolution, permit all options outstanding under the Plan to become immediately exercisable in order to permit Voting Shares issuable under such options to be tendered to such bid.

Section 2.08 Termination of Employment. If a Participant shall:

(a) cease to be a director, senior officer or Consultant of the Corporation or any of its Affiliated Entities (and is not or does not continue to be an employee thereof); or

(b) cease to be employed by the Corporation or any of its Affiliated Entities (and is not or does not continue to be a director, senior officer or Consultant thereof) for any reason (other than death) or shall receive notice from the Corporation or any of its Affiliated Entities of the termination of his or her employment;

(collectively, "Termination") he or she may, but only within 60 days next succeeding such Termination, exercise his or her options to the extent that he or she was entitled to exercise such options at the date of such Termination, including the rights under Subsection 2.07(f); provided that in no event shall such right extend beyond the Option Period.

Section 2.09 Death of Participant. In the event of the death of a Participant who is a director, senior officer or Consultant of the Corporation or any of its Affiliated Entities or who is an employee having been continuously in the employ of or retained by (as the case may be) the Corporation or any of its Affiliated Entities for one year from and after the date of the granting of his or her option, the option theretofore granted to him or her shall be exercisable within the six months next succeeding such death (including the rights under Subsection 2.07(f)) and then only:

(a) by the person or persons to whom the Participant's rights under the option shall pass by the Participant's will or the laws of descent and distribution; and

(b) to the extent that he or she was entitled to exercise the option at the date of his or her death, provided that in no event shall such right extend beyond the Option Period.

Section 2.10 Adjustment in Shares Subject to the Plan. In the event that:

(a) there is any change in the Voting Shares of the Corporation through subdivisions or consolidations of the share capital of the Corporation, or otherwise;


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(b)   the  Corporation  declares a dividend out of the ordinary course on Voting
      Shares payable in Voting Shares or securities convertible into or exchangeable for Voting Shares; or

(c) the Corporation issues Voting Shares, or securities convertible into or exchangeable for Voting Shares, in respect of, in lieu of, or in exchange for, existing Voting Shares,

the number of Voting Shares available for option, the Voting Shares subject to any option, and the option price thereof, shall be adjusted appropriately by the Board of Directors and such adjustment shall be effective and binding for all purposes of this Plan, subject to the prior consent of the TSX.

Section 2.11 Record Keeping. The Corporation shall maintain a register in which shall be recorded:

(a)   the name and address of each Participant in this Plan; and

(b) the number of options granted to a Participant and the number of options outstanding.

                                  ARTICLE THREE
                                     GENERAL

Section 3.01 Transferability. The benefits, rights and options accruing to any Participant in accordance with the terms and conditions of this Plan shall not be transferable by the Participant except (i) from the Participant to his or her Holding Entity, RRSP or RRIF or from a Holding Entity, RRSP or RRIF to the Participant and, in either such event, the provisions of this Plan shall apply mutatis mutandis as though they were originally issued to and registered in the name of the Participant, or (ii) as otherwise specifically provided herein. During the lifetime of a Participant, all benefits, rights and options shall only be exercised by the Participant or by his or her guardian or legal representative.

Section 3.02 Employment. Nothing contained in this Plan shall confer upon any Participant any right with respect to employment or continuance of employment with the Corporation or any Affiliated Entity, or interfere in any way with the right of the Corporation or any Affiliated Entity to terminate the Participant's employment at any time. Participation in this Plan by a Participant shall be voluntary.

Section 3.03 Delegation to Compensation Committee. All of the powers exercisable by the Board of Directors under this Plan may, to the extent permitted by applicable law and authorized by resolution of the Board of Directors of the Corporation, be exercised by a Compensation Committee of not less than three (3) directors. A majority of the members of any such Compensation Committee shall not be employees or senior officers of the Corporation. In addition, if determined appropriate by the Board of Directors of the Corporation, the Board of Directors may delegate any or all of the powers of the Board of Directors of the Corporation under the Plan to an independent consultant.


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Section 3.04  Administration of the Plan. This Plan shall be administered by the
Board of Directors of the Corporation. The Board of Directors shall be authorized to interpret and construe this Plan and may, from time to time, establish, amend or rescind rules and regulations required for carrying out the
purposes,   provisions  and  administration  of  this  Plan  and  determine  the
Participants to be granted options, the number of Voting Shares covered thereby, the exercise price therefor and the time or times when they may be exercised. Any such interpretation or construction of this Plan shall be final and conclusive. All administrative costs of this Plan shall be paid by the Corporation. The directors and senior officers of the Corporation are hereby
authorized   and  directed  to  do  all  things  and  execute  and  deliver  all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary for the implementation of this Plan and of the rules and regulations established for administering this Plan.

Section 3.05  Amendment,  Modification  or Termination  of the Plan.  Subject to
Section 3.03, the Board of Directors reserves the right to amend, modify or terminate this Plan at any time if and when it is advisable in the absolute discretion of the Board of Directors. However, any amendment of this Plan which would:

(a)   materially increase the benefits under this Plan;

(b) materially increase the number of Voting Shares which may be issued under this Plan; or

(c) materially modify the requirements as to the eligibility for participation in this Plan,

shall be effective only upon the approval of the shareholders of the Corporation. Any material amendment to any provision of this Plan shall be subject to any necessary approvals by any Exchange or regulatory body having jurisdiction over the securities of the Corporation.

Section 3.06 Consolidation, Merger, etc. If there is a consolidation, merger or statutory amalgamation or arrangement of the Corporation with or into another corporation, a separation of the business of the Corporation into two or more entities or a transfer of all or substantially all of the assets of the Corporation to another entity, upon the exercise of an option under this Plan, the holder thereof shall be entitled to receive the securities, property or cash which the holder would have received upon such consolidation, merger, amalgamation, arrangement, separation or transfer if the holder had exercised the option immediately prior to such event, unless the directors of the Corporation otherwise determine the basis upon which such option shall be exercisable.

Section  3.07  No   Representation   or  Warranty.   The  Corporation  makes  no
representation or warranty as to the future market value of any Voting Shares issued in accordance with the provisions of this Plan.

Section 3.08 Interpretation. This Plan shall be governed by and construed in accordance with the laws of the Province of Ontario.


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Section 3.09 Approval and Effective Date. This Plan shall be effective as of the date it is approved by the shareholders of the Corporation and any regulatory body having jurisdiction over the securities of the Corporation.

Dated: June 25, 2004.


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